UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2025

Trump Media & Technology Group Corp.
(Exact name of registrant as specified in its charter)

Florida	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 N. Cattlemen Rd., Ste. 200 Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 735-7346

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	DJT	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	DJT	New York Stock Exchange Texas
Redeemable Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	New York Stock Exchange Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

As previously announced, on December 18, 2025, Trump Media & Technology Group Corp., a Florida corporation (“TMTG”), and T Media Sub, Inc., a Florida corporation and wholly owned subsidiary of TMTG (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TAE Technologies, Inc., a Delaware corporation (“TAE”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into TAE (the “Merger”), with TAE surviving the Merger as a wholly owned subsidiary of TMTG.

Merger Consideration

Under the terms of the Merger Agreement, prior to the effective time of the Merger (the “Effective Time”), all outstanding shares of preferred stock of TAE (the “TAE Preferred Stock”) will be converted to shares of common stock, par value $0.01 per share, of TAE (“TAE Common Stock”) at the then-effective conversion rate pursuant to TAE’s certificate of incorporation (the “Conversion”).

At the Effective Time, each share of TAE Common Stock issued and outstanding immediately prior to the Effective Time (including those shares of TAE Common Stock converted from TAE Preferred Stock in the Conversion, but excluding those shares held by TMTG, Merger Sub or TAE) will be converted into the right to receive shares of common stock, par value $0.0001 per share, of TMTG (“TMTG Common Stock” and, each, a “TMTG Share”) in an amount equal to the quotient of (i) TMTG’s fully diluted equity shares (as described in the Merger Agreement) divided by (ii) TAE’s fully diluted equity shares (as described in the Merger Agreement) (the “Per Share Merger Consideration”).

Upon consummation of the Merger, TMTG expects that its pre-Merger shareholders will own approximately 50% of the combined company and pre-Merger shareholders of TAE will own approximately 50% of the combined company, in each case on a fully diluted equity basis.

Treatment of TAE Equity Awards

At the Effective Time (i) each option to purchase shares of TAE Common Stock granted under the TAE Technologies, Inc. Amended and Restated 2002 Stock Option Plan, as amended from time to time (the “TAE Plan”) outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, will automatically be assumed by TMTG and converted into an option to acquire a number of TMTG Shares determined by multiplying the number of shares of TAE Common Stock subject to the corresponding option by the Per Share Merger Consideration at an adjusted exercise price per share determined by dividing the per share exercise price for the shares of TAE Common Stock subject to such option, as in effect immediately prior to the Effective Time, by the Per Share Merger Consideration (the “Rollover Options”), (ii) each restricted stock unit award with respect to TAE Common Stock outstanding immediately prior to the Effective Time, whether or not vested, will automatically be assumed by TMTG and converted into a restricted stock unit award representing the right to  receive a number of TMTG Shares determined by multiplying the number of shares of TAE Common Stock subject to the corresponding restricted stock unit award by the Per Share Merger Consideration (the “Rollover RSUs”), (iii) each restricted share of TAE Common Stock converted to TMTG Shares will be subject to the same terms and conditions applicable to such restricted share immediately prior to the Effective Time (the “Rollover Restricted Shares”) and (iv) each non-compensatory warrant that is convertible or exercisable into TAE Common Stock, if any, that is outstanding immediately prior to the Effective Time that is not scheduled to expire at the Effective Time pursuant to its terms, and each compensatory warrant that is convertible or exercisable into TAE Common Stock that is outstanding and unexercised immediately prior to the Effective Time, will automatically be converted into a warrant to acquire a number of TMTG Shares determined by multiplying the number of shares of TAE Common Stock subject to the corresponding warrant by the Per Share Merger Consideration at an adjusted exercise price per share determined by dividing the per share exercise price for the shares of TAE Common Stock subject to such warrant, as in effect immediately prior to the Effective Time, by the Per Share Merger Consideration (the “Rollover Warrants” and, together with the Rollover Options, Rollover RSUs and Rollover Restricted Shares, the “Rollover Awards,” and the assumption of the Rollover Awards, the “Assumption”).

Following the Assumption, the Rollover Awards will remain generally subject to the same  terms and conditions as were applicable to the Rollover Awards immediately prior to the Effective Time, including vesting and exercisability conditions, as applicable, immediately prior to the Effective Time, except to the extent such terms or conditions are rendered inoperative by the Merger or such other immaterial administrative or ministerial changes as the parties may determine are appropriate to effectuate the administration of the Rollover Awards.

Post-Closing Governance

TMTG and TAE have agreed to certain governance-related matters. At the Effective Time, the  board of directors of the combined company (the “Board”) will have nine members, including (i) two directors designated by TAE (the “TAE Designees”), consisting of Dr. Michl Binderbauer and Michael B. Schwab, (ii) two directors designated by TMTG (the “TMTG Designees”), consisting of Devin Nunes and Donald Trump Jr., and (iii) five independent director nominees to be mutually selected by TMTG and TAE, as provided in and subject to the terms of the Merger Agreement.  At the Effective Time, Michael B. Schwab will be appointed as Chairperson of the Board. At the Effective Time, Devin Nunes and Dr. Michl Binderbauer will be appointed to serve as co-Chief Executive Officers of the combined company.

Conditions to the Merger

The consummation of the Merger is subject to the satisfaction or waiver of certain closing conditions, including, among others, (i) the adoption of the Merger Agreement by holders of (A) a majority of the outstanding shares of TAE Preferred Stock, voting as a single class on an as-converted basis and (B) a majority of the outstanding shares of TAE Common Stock and TAE Preferred Stock (on as an-converted basis), voting together as a single class, (ii) the approval by TMTG stockholders of an amendment to the Articles of Incorporation of TMTG (the “TMTG Charter”), in the form attached to the Merger Agreement as Exhibit A (the “TMTG Charter Amendment”), (iii) the approval by TMTG stockholders of the issuance of TMTG Common Stock in connection with the Merger (the “Stock Issuance”), (iv) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or been terminated, (vi) there being no law, injunction or order by a governmental body prohibiting the consummation of the Merger, the Stock Issuance or the TMTG Charter Amendment, (vii) the TMTG Shares to be issued in connection with the Stock Issuance having been approved for listing on Nasdaq and the NYSE Texas, (viii) the registration statement on Form S-4 (the “Registration Statement”), to be filed with the United States Securities and Exchange Commission (the “SEC”) by TMTG in connection with the Stock Issuance, having been declared effective by the SEC, (ix) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, and (x) compliance by each other party in all material respects with their respective covenants. Additionally, the obligation of TAE to consummate the Merger is further conditioned upon the receipt of a customary tax opinion of counsel that the Conversion and the Merger will qualify as one or more “reorganizations” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of TMTG and TAE relating to their respective businesses, operations and financial statements, as applicable, in each case generally subject to customary materiality and knowledge qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of TMTG and TAE, including covenants relating to conducting their respective businesses in the ordinary course and to refrain from taking certain actions without the consent of the other party. TMTG and TAE also agreed to use their reasonable best efforts to cause the Merger to be consummated and, subject to certain exceptions, to obtain regulatory approvals or expiration or termination of waiting periods.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time (or earlier termination of the Merger Agreement), each of TMTG and TAE will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. TMTG is required to call a meeting of its stockholders to approve the Stock Issuance and the TMTG Charter Amendment and, subject to certain exceptions, to recommend that its stockholders vote to approve the Stock Issuance and the TMTG Charter Amendment.

Termination

The Merger Agreement contains termination rights for each of TMTG and TAE, including, among others, if the consummation of the Transactions does not occur on or before December 18, 2026. Upon termination of the Merger Agreement under specified circumstances, TMTG may be required to pay TAE a termination fee of $90 million and, in certain other circumstances, TAE may be required to pay TMTG a termination fee of $90 million. In addition, if the Merger Agreement is terminated under specified circumstances, TMTG or TAE, as applicable, may be required to reimburse the other party for its actual transaction expenses in an amount not to exceed $30 million.

The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (a) matters specifically disclosed in any filings by TMTG with the SEC prior to the date of the Merger Agreement (subject to certain exceptions) and (b) confidential disclosures made in confidential disclosure letters delivered in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in TMTG’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding TMTG that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that TMTG files with the SEC.

Other Agreements

Voting and Support Agreements

In connection with the execution of the Merger Agreement, the Donald J. Trump Revocable Trust dated April 7, 2014 (the “Trust”) entered into a Voting and Support Agreement, dated as of December 18, 2025, with TAE (the “TMTG Support Agreement”). Subject to the terms and conditions of the TMTG Support Agreement, the Trust has agreed, among other things, to vote all of the TMTG Shares held by it (representing in the aggregate approximately 42% of the total outstanding TMTG Shares) in favor of the Stock Issuance and adoption of the TMTG Charter Amendment, and, subject to certain exceptions, not to transfer its TMTG Shares. Except for certain obligations set forth therein, the TMTG Support Agreement will terminate upon the earliest of (a) the Effective Time, (b) the date the Merger Agreement is terminated in accordance with its terms, or (c) a change of recommendation of the TMTG Board that TMTG’s stockholders approve the Stock Issuance and adoption of the TMTG Charter Amendment.

In connection with the execution of the Merger Agreement, certain holders of TAE Common Stock and TAE Preferred Stock (“TAE Stockholders”) entered into Voting and Support Agreements, each dated as of December 18, 2025, with TMTG (the “TAE Support Agreements”). Subject to the terms and conditions of the TAE Support Agreements, each TAE Stockholder has agreed, among other things, to vote all of the shares of TAE Common Stock or TAE Preferred Stock, as applicable, held by it (representing in the aggregate approximately 26 % of the total outstanding of shares TAE Common Stock and TAE Preferred Stock (on an as-converted to TAE Common Stock basis)) in favor of the adoption of the Merger Agreement, the Conversion and the other transaction contemplated by the Merger Agreement, and, subject to certain exceptions, not to transfer its shares of TAE Common Stock or TAE Preferred Stock. Except for certain obligations set forth therein, the TAE Support Agreements will each terminate upon the earliest of (a) the Effective Time, (b) the date the Merger Agreement is terminated in accordance with its terms, or (c) a change of recommendation of the TAE board of directors that TAE’s stockholders adopt the Merger Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the TMTG Support Agreement and form of TAE Support Agreements, which are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

Convertible Promissory Note

In connection with the execution of the Merger Agreement, TMTG and TAE entered into an unsecured convertible promissory note, dated as of December 18, 2025, pursuant to which TMTG has agreed to fund $200 million to TAE within 5 business days of the date of the convertible promissory note, and, upon request from TAE, up to an additional $100 million upon TMTG’s initial filing of the Registration Statement. The foregoing description is qualified in its entirety by reference to the full text of the convertible promissory note, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

To the extent required, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, TMTG intends to file with the SEC a registration statement on Form S-4 to register the common stock of TMTG to be issued in connection with the proposed transaction. The registration statement will include a document that serves as a proxy statement and prospectus of TMTG and consent solicitation statement of TAE (the “proxy statement/prospectus and consent solicitation statement”), and TMTG will file other documents regarding the proposed transaction with the SEC. This document is not a substitute for the registration statement, the proxy statement/prospectus and consent solicitation statement, or any other document that TMTG may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND CONSENT SOLICITATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TMTG AND TAE, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

After the registration statement has been declared effective, a definitive proxy statement will be mailed to the shareholders of TMTG (the “TMTG Shareholders”) and a prospectus and consent solicitation statement will be sent to the stockholders of TAE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and consent solicitation statement, as each may be amended or supplemented from time to time, and other relevant documents filed by TMTG with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by TMTG, including the proxy statement/prospectus and consent solicitation statement (when available), will be available free of charge from TMTG’s website at tmtgcorp.com under the “Investors” tab.

Participants in the Solicitation

TMTG and certain of its directors and executive officers and TAE and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the TMTG Shareholders with respect to the proposed transaction under the rules of the SEC. Information regarding the names, affiliations and interests of certain of TMTG’s directors and executive officers in the solicitation by reading TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 14, 2025, TMTG’s subsequent Quarterly Reports on Form 10-Q filed with the SEC on May 9, 2025, August 1, 2025 and November 7, 2025, respectively, TMTG’s definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on March 18, 2025 and the proxy statement/prospectus and consent solicitation statement and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the TMTG Shareholders in connection with the proposed transaction, including a description of their direct and indirect interests, by security holdings or otherwise, will also be set forth in the proxy statement/prospectus and consent solicitation statement and other relevant materials when filed with the SEC.

Forward-Looking Statements

This report, including the exhibits attached hereto, contains forward-looking statements. All statements, other than statements of present or historical fact included in this report, regarding TMTG’s proposed merger with TAE, TMTG’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding TMTG’s and TAE’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the anticipated timing and terms of the proposed transaction; plans for deployment of capital and the uses thereof; governance of the combined company; development and construction timelines; cost competitiveness of fusion-generated electricity; timing of commercialization of TAE’s fusion technology; expectations regarding  the time period over which the combined company’s capital resources will be sufficient to fund its anticipated operations; plans for research and development programs; and future demand for power. These forward-looking statements are based largely on TMTG’s and TAE’s current expectations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause TMTG’s or TAE’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to TMTG’s or TAE’s ability to demonstrate and execute on commercial viability of its technology; legal proceedings; ability to obtain financing on acceptable terms or at all; changes in digital asset valuations; disruption to TMTG’s or TAE’s operations; TMTG’s or TAE’s ability to develop and maintain key strategic relationships; competition in TMTG’s or TAE’s industry; ability to access required materials at acceptable costs; delays in the development and manufacturing of fusion power plants and related technology; ability to manage growth effectively; possibility of incurring losses in the future and not being able to achieve or maintain profitability; potential generation capacities of specific reactor designs; regulatory outlook; future market conditions; success of strategic partnerships; developments in the capital and credit markets; future financial, operational and cost performance; revenue generation; demand for nuclear energy; economic outlook and public perception of the nuclear energy industry; changes in laws or regulations; ability to obtain required regulatory approvals on a timely basis or at all; ability to protect intellectual property; adverse economic or competitive conditions; and other risks and uncertainties. In addition, TMTG and TAE caution you that the forward-looking statements contained in this report are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the proposed transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TMTG or TAE following announcement of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of TMTG or TAE, or other conditions to closing in the merger agreement; (iv) the risk that the proposed transaction disrupts TMTG’s or TAE’s current plans and operations as a result of the announcement of the proposed transaction; (v) TMTG’s and TAE’s ability to realize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of TMTG and TAE to grow and manage growth profitably following the proposed transaction; and (vi) costs related to the proposed transaction. The forward-looking statements in this press release are based upon information available to TMTG and TAE as of the date of this press release and, while TMTG and TAE believe such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, TMTG and TAE do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TMTG’s periodic filings with the SEC, including TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, TMTG’s subsequent Quarterly Reports on Form 10-Q and in the Form S-4, when filed. TMTG’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This report is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of December 18, 2025, by and among Trump Media & Technology Group Corp., T Media Sub, Inc. and TAE Technologies, Inc.

10.1	Convertible Promissory Note, dated as of December 18, 2025, by and between Trump Media & Technology Group Corp. and TAE Technologies, Inc.

99.1	Voting and Support Agreement, dated as of December 18, 2025, by and between Donald J. Trump Revocable Trust dated April 7, 2014 and TAE Technologies, Inc.

99.2	Form of Voting and Support Agreement, dated as of December 18, 2025, by and between Trump Media & Technology Group Corp. and certain stockholders TAE Technologies, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trump Media & Technology Group Corp.

Dated: December 18, 2025	By:	/s/ Scott Glabe
	Name:	Scott Glabe
	Title:	General Counsel and Secretary